                                                                   EXHIBIT 99(a)



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 P                               SUMMIT BANCORP.
               Proxy Solicited on Behalf of the Board of Directors
 R         of Summit Bancorp. for the Special Meeting on [_____], 2001

 O The undersigned hereby constitutes and appoints Robert L. Boyle, T.J. Dermot Dunphy and Elinor J. Ferdon and each of them, the
 X undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting
 Y of Shareholders to be held at the Princeton Marriott Forrestal Village, 201 Village Boulevard, Princeton, New Jersey on [_____], [_____], 2001, and at any adjournments or postponements thereof, on all matters coming before said meeting.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark the box if you wish to vote in accordance with the Board of Directors' recommendations. However, the Proxies cannot vote your shares unless you sign and return this card.

                                                             [SEE REVERSE SIDE]
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                                                                         [----]
[X] Please mark your votes as in this example.

    This proxy, when properly executed and timely returned, will be voted in the manner you direct. If no direction is made, this proxy will be voted FOR Proposal 1.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

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                                       FOR      AGAINST    ABSTAIN
1.   Approval of the Agreement
     and Plan of Merger, dated
     as of October 1, 2000, by
     and between FleetBoston
     Financial Corporation and
     Summit Bancorp                     [ ]        [ ]        [ ]

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2. In their discretion, the Proxies are authorized to vote on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.
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[ ] Please mark this box if you plan to attend the Special Meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

Note: This proxy must be signed exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or attorneys should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

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 SIGNATURE(S)                        DATE

Summit Bancorp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

     1.   To vote over the Internet:

          o Log on to the Internet and go to the Web site http://www.vote-by-net.com.

     2.   To vote over the telephone:

          o On a touch-tone telephone, call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, seven days a week.


Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.


               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

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V                                SUMMIT BANCORP.
O                            PRIME BANK 401(k) PLAN
T                  Solicited on Behalf of the Board of Directors
I                              of SUMMIT BANCORP.
N                   for the Special Meeting on [_____], 2001
G
     The undersigned hereby directs Trustar Retirement Services (formerly
I    Delaware Charter Guarantee and Trust Co.), Trustee of the Prime Bank
N    401(k) Plan, to vote all of the shares of Summit Bancorp. which are held
S    in the undersigned's Plan account at the Special Meeting of Shareholders
T    of SUMMIT BANCORP. to be held on [_____], [_____], 2001 at [__________],
R    Princeton, New Jersey, and at any adjournments thereof, as designated on
U    the reverse, and in its discretion on such other matters as may properly
C    come before the meeting.
T
I
O
N

C
A
R
D

You are encouraged to specify your choice by marking the appropriate box on the reverse side.

                                                             [SEE REVERSE SIDE]
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                                                                        [-----]
[X] Please mark your votes as in this example.

    This card, when properly executed, will be voted in the manner you direct. If this card is not timely returned or properly executed, or if no direction is made, the Trustee will vote shares held in your account in the manner deemed by the Trustee to be in Plan participants' best interests.

    THE SUMMIT BANCORP. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

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                                       FOR      AGAINST    ABSTAIN
1.  Approval of Agreement and
    Plan of Merger, dated as of
    October 1, 2000, by and
    between FleetBoston Financial
    Corporation and Summit Bancorp.    [ ]        [ ]        [ ]

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2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or rescheduling thereof.
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                                            This Card Must Be Signed Exactly As
                                                   Your Name Appears Hereon

                                             ----------------------------------
                                              SIGNATURE(S)                DATE

Summit Bancorp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

     1.   To vote over the Internet:

          o Log on to the Internet and go to the Web site http://www.vote-by-net.com.

     2.   To vote over the telephone:

          o On a touch-tone telephone, call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, seven days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.


               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

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V                                SUMMIT BANCORP.
O                            SAVINGS INCENTIVE PLAN
T                  Solicited on Behalf of the Board of Directors
I                              of SUMMIT BANCORP.
N                   for the Special Meeting on [_____], 2001
G
     The undersigned hereby directs Summit Bank, Trustee of the SUMMIT BANCORP.
I    Savings Incentive Plan, to vote all of the shares of Summit Bancorp. which
N    are held in the undersigned's Plan account at the Special Meeting of
S    Shareholders of SUMMIT BANCORP. to be held on [_____], [_____], 2001 at
T    [__________], Princeton, New Jersey, and at any adjournments or
R    postponements thereof, as designated on the reverse, and in its discretion
U    on such other matters as may properly come before the meeting.
C
T
I
O
N

C
A
R
D

You are encouraged to specify your choices by marking the appropriate box on the reverse side.

                                                             [SEE REVERSE SIDE]
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                                                                        [-----]
[X] Please mark your votes as in this example.

    This card, when properly executed, will be voted in the manner you direct. If this card is not timely returned or properly executed, or if no direction is made, the Trustee will vote shares held in your Sub-Fund B account in the manner deemed by the Trustee to be in Plan participants' best interests.

    THE SUMMIT BANCORP. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

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                                       FOR      AGAINST    ABSTAIN
1.  Approval of Agreement and
    Plan of Merger, dated as of
    October 1, 2000, by and
    between FleetBoston Financial
    Corporation and Summit Bancorp.    [ ]        [ ]        [ ]

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2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or rescheduling thereof.
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                                            This Card Must Be Signed Exactly As
                                                   Your Name Appears Hereon

                                             ----------------------------------
                                              SIGNATURE(S)                DATE

Summit Bancorp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

     1.   To vote over the Internet:

          o Log on to the Internet and go to the Web site http://www.vote-by-net.com.

     2.   To vote over the telephone:

          o On a touch-tone telephone, call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, seven days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.


               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

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